Supplement dated September 28, 2016
to the Prospectus and Summary Prospectus, as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust II
Columbia Minnesota Tax-Exempt Fund	12/1/2015
Effective October 1, 2016, the list of portfolio managers in the subsection “Fund Management” in the "Summary of the Fund" section of the Prospectus and Summary Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Catherine Stienstra	Senior Portfolio Manager	Co-manager	2007
Anders Myhran, CFA	Portfolio Manager	Co-manager	October 2016
The rest of the section remains the same.
Effective October 1, 2016, the caption "Portfolio Manager” and the information beneath it, in the “More Information About the Fund — Primary Service Providers” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Catherine Stienstra	Senior Portfolio Manager	Co-manager	2007
Anders Myhran, CFA	Portfolio Manager	Co-manager	October 2016
Ms. Stienstra joined the Investment Manager in 2007 as a senior portfolio manager. Ms. Stienstra began her investment career in 1988 and earned a B.A. from the University of Nebraska.
Mr. Myhran joined the Investment Manager in 1992. Mr. Myhran began his investment career in 1992 and earned a B.A. in business with majors in finance and quantitative analysis from the University of Wisconsin.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP199_07_001_(09/16)